ASSIGNMENT OF OIL, GAS & MINERAL LEASES

STATE OF KANSAS §
§
COUNTY OF OTTAWA §

KNOW ALL MEN BY THESE PRESENTS:

THAT, CHISHOLM PARTNERS II, LLC, a Louisiana Limited Liability Company, whose mailing address is 1010 10TH ST., GOLDEN, CO, 80401, hereinafter referred to as "**Assignor**," for One Hundred Dollars and No/100 ($100.00) cash, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby assign, grant, transfer, convey and deliver unto DALA PETROLEUM CORP., a Nevada Corporation, whose mailing address is 1306 W. OHIO AVE, MIDLAND, TX, 79701, hereinafter referred to as "**Assignee**," all of Assignor's rights, title and interest in and to those certain Oil, Gas and Mineral Leases affecting those certain lands situated in Ottawa County, Kansas and more particularly described on Exhibit "A" attached hereto and made a part hereof, hereinafter referred to as "Said Leases."

TO HAVE AND TO HOLD unto said Assignee, subject to the following terms and provisions:

1. Assignor hereby binds itself to warrant and forever defend the title to Said Leases against all persons whomsoever claiming the same or any part thereof, by, through or under Assignor, but not otherwise.

2. All terms and provisions hereof shall be binding upon, and inure to the benefit of Assignor and Assignee, their heirs, successors and assigns.

3. This Assignment is made subject to the terms and provisions of Said Leases, and Assignee agrees to be bound thereby and to indemnify and hold Assignor harmless in connection with any and all obligations relative thereto, the same as though Assignee had originally been named as Lessee in Said Leases.

This instrument may be executed in any number of counterparts and shall be binding on each party executing the same to the same extent as if all parties had executed one instrument. Such counterparts may be recorded separately or may be combined to form one instrument for recording purposes.

THUS DONE AND SIGNED on this 2nd day of April, 2014, and is effective as of the effective date of each of the Said Leases subject to the terms hereof.

ASSIGNOR:

BY: [signature]

NAME: Clarence Cottman

TITLE: Managing Director

STATE OF COLORADO §
§
COUNTY OF JEFFERSON §

This instrument was acknowledged before me the undersigned authority on this the 2nd day of April, 2014 by Clarence Cottman, as Managing Director of CHISHOLM PARTNERS II, LLC, on behalf of said Limited Liability Company.

NOTARY PUBLIC

BEVERLY ANN FULLER
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID 20134015825
MY COMMISSION EXPIRES 03/08/2017

EXHIBIT "A"

Attached to and made part of that certain Assignment of Oil, Gas, & Mineral Leases dated April 2, 2014, by and between Chisholm Partners II, LLC, as Assignor, and Dala Petroleum Corp., LLC, as Assignee

Leases in Ottawa County	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Beulah L. Shouse Revocable Family Trust, et al	Chisholm Partners II, LLC	09/17/11	211	89	NW/4 of Section 16, Township 12 South, Range 1 West, EXCEPTING THEREFROM a tract of land described as follows: Beginning at a point 1021 feet South of the Northwest corner on the West line of Section 16; thence North 90 degrees 00 feet East for 1022 feet; thence South 0 degrees 00 feet East for 502.5 feet; thence South 90 degrees 00 feet West for 1022 feet; thence North 0 degrees 00 feet West for 502.5 feet to the point of beginning, S/2 SW/4 of Section 9, and a tract of land in the N/2 of the SW/4 of Section 9, more specifically described as follows: Beginning at a point 24 rods East of the Southwest corner of the N/2 of the SW/4 of Section 9, thence East to the Southeast corner of said N/2 of SW/4 of Section 9, a distance of 136.5 rods, more or less; thence North along the East line of said N/2 SW/4 a distance of 14.5 rods; thence Northwesterly to a point that is 20.75 rods North of the place of beginning; thence South 20.75 rods to the point of beginning, all in Township 12 South, Range 1 West
Beulah L. Shouse Revocable Family Trust, et al	Chisholm Partners II, LLC	10/26/11	212	137	W/2 of Section 27, NE/4 of Section 28, all in Township 12 South, Range 1 West
The Robert Drummond and Helen M. Drummond Revocable Trust	Chisholm Partners II, LLC	10/27/11	212	145	NE/4 of Section 16, S/2 of Section 21, N/2 and SW/4 of Section 33, N/2 NE/4 and SE/4 NE/4 and E/2 SE/4 of Section 32, EXCEPTING the SE/4 SE/4 SE/4 SE/4 thereof, all in Township 12 South, Range 1 West
Lee Roy Gillmore, et ux	Chisholm Partners II, LLC	10/27/11	212	141	NW/4 of Section 8, Township 12 South, Range 2 West

Leases in Ottawa County

The Greg Brenneman Trust, et al	Chisholm Partners II, LLC	10/28/11	213	358	SE/4 of Section 8, N/2 of Section 17, all in Township 12 South, Range 1 West
Todd L. Turner, et ux	Chisholm Partners II, LLC	11/03/11	212	133	E/2 of Section 29, Township 12 South, 1 West
John Brenneman, et ux	Chisholm Partners II, LLC	11/09/11	212	129	The N/2 SW/4 EXCEPT a tract of land beginning at a point 24 rods East of the Southwest corner of said N/2 SW/4, thence East to the Southeast corner of said N/2 SW/4 a distance of 136.5 rods, more or less, thence North along the East line of said N/2 SW/4 a distance of 14.5 rods, thence Northwesterly to a point that is 20.75 rods North of the place of beginning, thence South 20.75 rods to the place of beginning, all in Section 9, Township 12 South, Range 1 West.
The Thomas L. Barrett Trust No. 1	Chisholm Partners II, LLC	11/10/11	212	124	All of Section 10, Township 12 South, Range 1 West, E/2 of Section 9, Township 12 South, Range 1 West, W/2 of Section 35, Township 12 South, Range 1 West, All that tract of land in the S/2 SW/4 of Section 31, containing 5.57 acres, more or less, SW/4 NE/4 and all that part of the W/2 SE/4 North of the Solomon River, all in Section 31, Township 12 South, Range 1 West, containing 100 acres, more or less, All that part of the N/2 SW/4 of Section 31, Township 12 South, Range 1 East, lying South and East of the Solomon River, containing 43 acres, more or less, All that part of the S/2 NW/4 of Section 31, Township 12 South, Range 1 West, lying and situated on the East and North of the Solomon River
The Nelson Brothers Revocable Trust	Chisholm Partners II, LLC	11/13/11	212	119	SE/4 of Section 25, W/2 of Section 24, N/2 of Section 25, all in Township 11 South, Range 2 West, EXCEPT Beginning at the Southwest corner of the NW/4 of Section 25, Township 11 South, Range 2 West; Thence East 726 feet; thence North 500 feet; thence West 726 feet; thence South 500 feet to the place of beginning.
Garry K. Johnson, et al	Chisholm Partners II, LLC	12/13/11	215	337	The part of the S/2 SW/4 of Section 31, Township 12 South, Range 1 West, lying South and West of the Solomon River and that part of the S/2 SE/4 of Section 31, Township 12 South, Range 1 West, lying South and West of the Solomon River.

Leases in Ottawa County

Michael P. Murray, et ux	Chisholm Partners II, LLC	12/15/11	212	542	NE/4 of Section 30, All of Section 19, all in Township 11 South, Range 1 West
The Richard A. Sidener Living Trust	Chisholm Partners II, LLC	12/19/11	212	546	NE/4 of Section 27, SE/4 of Section 22, all in Township 11 South, Range 3 West
The Maureen T. Riordan Trust	Chisholm Partners II, LLC	12/19/11	213	372	SE/4 Section Thirty-four (34), Township Twelve (12) South, Range One (1) West of the 6th P.M., Ottawa County, Kansas, LESS a tract of land as follows: A parcel of land located in the Southeast Quarter of Section 34, Township 12 South, Range 1 West of the 6th P.M. in Ottawa County, Kansas, more particularly as follows: Commencing at the Southeast corner of said Southeast Quarter; thence on an assumed bearing of N 90 degrees 00'00"W along the South line of said Southeast Quarter, a distance of 1067.01 feet to the POINT OF BEGINNING of the parcel to be described; thence continuing N 90 degrees 00'00'W along said South line a distance of 150.87 feet; thence N 02 degrees 45'44"E a distance of 505.00 feet; N 87 degrees 37'39"W a distance of 196.48 feet; thence N 00 degrees 00'00"E a distance of 493.52 feet; thence S 88 degrees 18'25"E a distance of 270.53 feet; thence S 24 degrees 56'42" E a distance of 243.22 feet; thence S 10 degrees 12'06"W a distance of 152.44 feet; thence S 49 degrees 02'49"W a distance of 87Northwest quarter on an assumed bearing of S89 degrees 49'53"W, 972.86 feet to the Point-of-Beginning; thence S00 degrees 10'07"E, 389.54 feet;
Lindgren Family Farm LLC	Chisholm Partners II, LLC	12/19/11	213	362	All that part of the E/2 of the SE/4 of Section 31 lying North of the Solomon River, also all that part of the SE/4 of the NE/4 lying South of the Right of Way of the Union Pacific Railroad Company, also all that part of the W/2 of the SW/4 of the NW/4 lying South of the Right of Way of the Union Pacific Railroad Company, also the W/2 of the NW/4 of the SW/4 and all the SW/4 of the SW/4, all in Section 32, all in Township 12 South, Range 1 West

Leases in Ottawa County					
The Gregory M. Wolf Trust U/A	Chisholm Partners II, LLC	01/02/12	213	367	E/2 NE/4 of Section 32, Township 11 South, Range 2 West, E/2 of Section 35, Township 11 South, Range 3 West, NE/4 NW/4 and N/2 NE/4 of Section 36, Township 11 South, Range 3 West, N/2 of Section 31, Township 11 South, Range 2 West, SW/4 of Section 31, Township 11 South, Range 2 West, excepting a tract therefrom, SW/4 and SW/4 SE/4 and part of the SE/4 SE/4, all in Section 17, Township 12 South, Range 1 West, NE/4 of Section 20, Township 11 South, Range 1 West, excepting 2 tracts therefrom
William J. Wagner, et al	Chisholm Partners II, LLC	01/16/12	213	353	All that part of the W/2 SE/4 and all that part of the W/2 lying North of the Union Pacific Railroad right-of-way of Section 8, Township 12 South, Range 2 West, subject to existing highway AND EXCEPTING the NW/4 thereof, S/2 NW/4 and W/2 SW/4 of Section 17, Township 12 South, Range 2 West, EXCEPTING all that part of the SW/4 SW/4 of said Section 17 lying South of the center of the Solomon River, A tract of land located in the E/2 of Section 26, Township 11 South, Range 3 West, S/2 of Section 25, Township 11 South, Range 3 West, less a tract
The Marvalee H. Wesley Trust No. 1	Chisholm Partners II, LLC	01/16/12	213	330	NE/4 of Section 24, N/2 SW/4 of Section 26, S/2 SE/4 of Section 26, all in Township 11 South, Range 2 West, EXCEPT a tract of land described as commencing at the Southeast corner of the SE/4 of Section 26.
The Revocable Inter Vivos Trust of Charles D. Boster, et al	Chisholm Partners II, LLC	01/25/12	213	349	E/2 SW/4 of Section 32, Township 11 South, 2 West
The Revocable Inter Vivos Trust of Charles D. Boster, et al	Chisholm Partners II, LLC	01/25/12	213	340	E/2 NW/4 of Section 5, Township 12 South, Range 2 West
The Irrevocable Trust of Raymond L. Boster and Marjorie A. Boster	Chisholm Partners II, LLC	01/25/12	213	344	S/2 NW/4 of Section 32, S/2 SE/4 of Section 32, N/2 SE/4 and all that part of the NE/4 SW/4 lying North and East of the Solomon River, in Section 17, all in Township 12 South, Range 2 West
The Francis G. Brenneman, Jr. Revocable Trust	Chisholm Partners II, LLC	01/30/12	213	191	SE/4 of Section 5, Township 12 South, Range 1 West, and W/2 of Section 26, E/2 of Section 27, in Township 11 South, Range 1 West

Leases in Ottawa County

Gans Inc., et al	Chisholm Partners II, LLC	01/30/12	213	335	S/2 of Section 31, Township 11 South, Range 1 West, S/2 of Section 31, Township 11 South, Range 1 West, and NE/4 of Section 8, Township 12 South, Range 2 West, EXCEPTING THEREFROM a tract of land described as follows: Beginning at the Northeast corner of said Section; thence South 43.3 feet; thence in a Westerly direction 241.7 feet; thence South at right angles 10 feet; thence West at right angles 1,300 feet; thence North at right angles 10 feet; thence West at right angles to a point on the West line 61.7 feet South of the Northwest corner of said Quarter Section; thence North 61.7 feet to the North line of said Section; thence East along said Section line to the place of beginning, SE/4 SE/4 of Section 8, Township 12 South, Range 2 West, except railroad and road right-of-way, NE/4 of Section 7, Township 12 South, Range 2 West, except railroad and road right of way; and also EXCEPTING THEREFROM a tract of land beginning at the Northeast corner of said Quarter: thence South 180.2 feet; thence in a Westerly direction 80.3 feet; thence North at right angles 95 feet; thence West at right anlges 650 feet; thence North at right angles 5 feet; thence West at right angles to a point on the West ine 50.6 feet South of the Northwest corner of said Quarter Section; thence 50.6 feet to the North line of said Section; thence East along said Section line to the place of beginning, NE/4 of Section 9, Township 12 South, Range 2 West, EXCEPTING THEREFROM a parcel of land described as commencing at the Northwest corner of said NE/4

Leases in Ottawa County

Andrea Gans, a single person, et al	Chisholm Partners II, LLC	01/30/12	213	557	NW/4 of Section 9, Township 12 South, Range 2 West, LESS AND EXCEPT a tract of land more particularly described as follows: Beginning at the Northwest Corner of said NW/4; thence East along the North line of said NW/4 504.8 feet; thence South 260.2 feet; thence West to the Notheast corner of a corral fence, 41.7 feet; thence South along said corral fence, 111.3 feet to the Southeast corner thereof; thence West along said corral fence, 87.6 feet to the Southwest corner thereof; thence Southwesterly 488.7 feet more or less to a point on the West line of said NW/4, said point also being 27.0 feet North of the North end of a bridge; thence North along said West line, NW/4 695 feet more or less to the point of beginning, said tract containing 5.6 acres more or less; S/2 NW/4 and a tract in N/2 NW/4, both in Section 7, Township 12 South, Range 2 West; Lots 5 and 6, Block 3, Parkers Addition to the City of Bennington
The Revocable Trust of Clara Genevieve Coudray, et al	Chisholm Partners II, LLC	02/03/12	213	552	Commencing at the Southwest corner of the NW /4 of Section 16, thence running East 160 rods; thence North to the South line of the railway right-of-way; thence in the Northwesterly direction along the line of said right-of-way to a point where the right-a-way intersects the West line of said Quarter section; thence South to the place of beginning, containing Eighty (80) acres, more or less, and A triangular tract of land in the Northeast corner of the E/2 SW/4 described as follows: beginning at the Northeast corner of said E/2 SW/4, thence West 361 feet, thence in a Southeasterly direction to a point on the East line of said 80 acres 361 feet South of the Northeast corner of said described 80 acres, thence North on said East line 361 feet to the place of beginning and containing 1 1/2 acres, more or less, all in Township 12 South, Range 2 West
David M. Janssen, et al	Chisholm Partners II, LLC	02/08/12	214	314	SE/4 of Section 36, NW/4 of Section 13, all in Township 12 South, Range 1 West

Leases in Ottawa County					
J. Tibbits Inc., et al	Chisholm Partners II, LLC	02/09/12	213	562	NE/4 of Section 32, N/2 of Section 31, W/2 of Section 29, SE/4 and E/2 W/2 of Section 32, all in Township 11 South, Range 1 West, N/2 NE/4 of Section 36, Township 11 South, Range 2 West, excepting the following described property: Starting in the center of the North Section line at the Northwest corner of the Northeast Quarter of Section 36, Township 11 South, Range 2, West of the 6th P.M., in Ottawa County, Kansas, thence South 1320 Feet, thence East at an angle of 90° 860 Feet, Thence North at an angle 90° 990 Feet, Thence East at an angle 90° 280 feet, Thence North at an angle 90° 330 Feet, Thence West at an angle 90° 1140 Feet, along the North Section line to the point of beginning, containing 28.17 acres more or less; SW/4 of Section 23, Township 11 South, Range 3 West, NW/4 and N/2 SW/4 of Section 26, Township 11 South, Range 3 West, EXCEPTING the following described tract Commencing at the Northeast Corner of said Northwest quarter of said Section 26; thence westerly along the north line of said Northwest quarter on an assumed bearing of S89 degrees 49'53"W, 972.86 feet to the Point-of-Beginning; thence S00 degrees 10'07"E, 389.54 feet; thence S89 degrees 49'53"W, 355.84 feet; thence N00 degrees 10'07"W 389.54 feet; thence S89 degrees 49'53"E, 355.84 feet back to the Point-of-Beginning.
The Edith B. Heidrick Revocable Trust No. 1, et al	Chisholm Partners II, LLC	02/16/12	213	548	All that part of the NW/4 of Section 30, Township 12 South, Range 1 West, and all that part of the E/2 NE/4 of Section 25, Township 12 South, Range 2 West, lying North and East of the Union Pacific Railroad.
The Eldon and Darlene Janssen Revocable Trust	Chisholm Partners II, LLC	03/01/12	214	25	W/2 NW/ of Section 14, NE/4 & N/2 SE/4 of Section 27, N/2 NE/4, less tract, of Section 36, all in Township 12 South, Range 1 West
George H. Tibbits, et ux	Chisholm Partners II, LLC	03/01/12	214	295	S/2 of Section 35, Township 11 South, Range 2 West

Leases in Ottawa County

The James Barton Henry and Susan Ann Henry Trust	Chisholm Partners II, LLC	03/21/12	214	299	SE/4 of Section 2, Township 12 South, Range 2 West, more particularly described as follows: Commencing at the Southeast corner of the said SE/4 of said Section 2; thence N 1 degree 36' 20" W along the East line of the SE/4, 63.10 feet to the point of beginning; thence continuing along the said East line, 2,576.90 feet to the Northeast corner of the said SE/4; thence S 88 degrees 39' 30" W along the North line of said Southeast Quarter, 1,303.62 feet; thence S 1 degree 40' 10" E, 444.00 feet; thence S 85 degrees 04' 50" W, 132.00 feet; thence S 2 degrees 26' 20" E, 584.82 feet; thence S 23 degrees 23' 50" E, 347.23 feet; thence S 1 degree 2' 0" E, 1,214.35 feet to the North right of way of Kansas Highway 18; thence along said highway right of way, the following courses; N 88 degrees 23' 00" E, 10.49 feet; thence S 1 degree 37' 00" E, 10.00 feet; thence N 88 degrees 23' 00' E, 1,292.51 feet back to the Point of Beginning, and; NE/4 of Section 2, Township 12 South, Range 2 West, excepting a tract of land locatedNorthwest quarter on an assumed bearing of S89 degrees 49'53"W, 972.86 feet to the Point-of-Beginning; thence S00 degrees 10'07"E, 389.54 feet; thence S89 degrees 49'53"W, 355.84 feet; thence N00 degrees 10'07"W 389.54 feet; thence S89 degrees 49'53"E, 355.84 feet back to the Point-of-Beginning.tion; thence East along said Section line to the place of beginning, NE/4 of Section 9, Township 12 South, Range 2 West, EXCEPTING THEREFROM a parcel of land described as commencing at the Northwest corner of said NE/4of Section 2, thence N 89 degrees 50' 20" E a distance of 166.80 feet along said North Section Line back to the Point of Beginning.
Keith D. Jungel, a single person	Chisholm Partners II, LLC	03/28/12	214	309	West 150 Acres of SW/4 of Section 27, N/3 of Section 34, S/2 of Section 22, all in Township 11 South, Range 2 West.

Leases in Ottawa County

The Wendell W. Kellogg Revocable Trust No. 1	Chisholm Partners II, LLC	04/02/12	214	304	S/2 of Section 33, Township 11 South, Range 2 West, EXCEPTING THEREFROM the following described tract of land: Beginning at a point on the South line of said Section 33, 1,800 feet West of the Southeast corner; thence North at right angles to said South line a distance of 500 feet; thence West and parallel with the South line a distance of 898 feet; thence South at right angles a distance of 500 feet to the South line of said Section; thence East along the South line a distance of 898 feet to the point of beginning.
Todd L. Turner, et ux	Chisholm Partners II, LLC	04/23/12	215	208	SW/4 of Section 2, Township 12 South, Range 1 West
Thomas Prochazka, et ux	Chisholm Partners II, LLC	05/04/12	215	216	SW/4 of Section 25, Township 11 South, Range 1 West, SW/4 of Section 14, Township 12 South, Range 1 West
MNS, LP, a Kansas Family Limited Partnership	Chisholm Partners II, LLC	05/11/12	215	212	N/2 of Section 15, Township 12 South, Range 1 West
John R. Krisher	Chisholm Partners II, LLC	05/24/12	215	343	NW/4 of Section 21, NE/4 of Section 20, EXCEPTING THEREFROM the NW/4 NE/4 of Section 20, all in Township 12 South, Range 1 West.
The Julia K. Oborny Revocable Trust	Chisholm Partners II, LLC	05/26/12	215	512	S/2 of Section 34, Township 11 South, Range 1 West, All of Section 3, Township 12 South, Range 1 West
The Edward R. Shonse Revocable Family Trust Agreement	Chisholm Partners II, LLC	05/30/12	215	221	S/2 of Section 16, Township 12 South, Range 1 West
Danny Ray Hern	Pride Oil & Gas Properties, INC.	06/01/12	216	63	SE/4 of Section 26, Township 11 South, Range 1 West, less and except a tract described as follows: Beginning at the Nrtheast Corner of the Southeast Quarter of said Section; thence N 89 degrees 52'06" W a distance of 720 feet; thence S 00 degrees 00'00"E a distance of 605 feet; thence S 89 degrees 52'06"E a distance of 720 feet; then N 00 degrees 00'00" E a distance of 605 feet to the point of beginning
The John C. Gunn Trust	Chisholm Partners II, LLC	06/04/12	215	204	NE/4 and S/2 of Section 1, Township 12 South, Range 1 West
The John C. Gunn Trust	Chisholm Partners II, LLC	06/04/12	215	199	SE/4 of Section 19, NE/4 of Section 21, NE/4 of Section 30, excepting therefrom a tract of land for cemetery purposes described as follows: Beginning at the Southeast Corner of the Northeast Quarter (NE/4) of said Section Thirty (30) and running thence North two hundred nine (209') feet, thence West two hundred forty-seven and a half (247.5') feet, thence south two hundred nine (209') feet, thence East two hundred forty- seven and a half (247.5') feet to the point of beginning

Leases In Ottawa County					
The John C. Gunn Trust	Chisholm Partners II, LLC	06/04/12	215	195	N/2 of Section 2, Township 12 South, Range 1 West
Kenneth E. Bartlett	Chisholm Partners II, LLC	06/06/12	215	352	N/2 N/2 of Section 24, Township 11S, Range 1 West
The Erma Mills Credit Shelter Trust	Chisholm Partners II, LLC	06/13/12	215	348	SE/4 of Section 25, Township 11 South, Range 1 West
Susan Stubby	Chisholm Partners II, LLC	06/14/12	215	499	SE/4 of Section 2, Township 12 South, Range 1 West
Thomas Breneman	Chisholm Partners II, LLC	06/21/12	215	503	The NW/4 of Section 1, Township 12 South, Range 1 West
The Alice Nadene Lauer Trust dated September 27, 1994	Chisholm Partners II, LLC	06/22/12	215	495	SW/4 and S/2 NW/4 of Section 24, Township 11 South, Range 1 West
John D. Duggan, et ux	Chisholm Partners II, LLC	06/28/12	215	507	A tract of land located in Section 35, Township 11 South, Range 1 West, containing 626.60 acres
Rea Family Limited Partnership, L.T.D	Chisholm Partners II, LLC	06/29/12	216	417	N/2 SE/4 of Section 17, Township 12 South, Range 1 West
The Wilda M. Luthi Revocable Trust, et al	Chisholm Partners II, LLC	07/16/12	216	412	W/2 of Section 36, NE/4 of Section 36, SE/4 of Section 36, and NW/4 of Section 25, EXCEPTING THEREFROM a tract of land described as follows: Beginning at a point 1,535 feet South of the Northwest corner of said Northwest Quarter, running thence East 832 feet, thence South 312 feet, thence West 416 feet, thence South 416 feet, thence West 416 feet, thence North 728 feet more or less to the point of beginning, all in Township 11 South, Range 1 West
Martin Land and Livestock, LLC	Chisholm Partners II, LLC	09/07/12	217	179	N/2 of Section 11, Township 12 South, Range 1 West
The Laura R. Armendariz Trust No. 1	Chisholm Partners II, LLC	09/13/12	218	22	S/2 NE/4 & SE/4 of Section 24, Township 11 South, Range 1 West

Leases in Ottawa County

Bradley J. Neaderhiser, et ux	Chisholm Partners II, LLC	11/13/12	219	404	SW/4 of Section 27, East 40 acres of NW/4 of Section 34, S/2 SE/4 of Section 28, all in Township 11 South, Range 1 West, EXCEPTING THEREFROM the following described parcel: Beginning at the Southeast Corner of the Southeast Quarter (SE/4) of Section Twenty-eight (28), Township Eleven (11) South, Range One (1) West of the Sixth P.M., thence North along the East property line of the Southeast Quarter (SE/4) of Section Twenty-eight (28), Township Eleven (11) South, Range One (1) West a distance of Eight Hundred (800) feet; thence West a distance of Six Hundred (600) feet; thence South and parallel to the East property line a distance of Eight Hundred (800) feet, thence East along the South property line of the Southeast Quarter (SE/4) of Section Twenty-eight (28), Township Eleven (11) South, Range One (1) West a distance of Six Hundred (600) feet to the point of beginning, containing 11.01 acres, more or less, all in Ottawa County, Kansas.
Kenneth V. Neaderhiser, et ux	Chisholm Partners II, LLC	11/13/12	219	409	SW/4 of Section 27, East 40 acres of NW/4 of Section 34, S/2 SE/4 of Section 28, all in Township 11 South, Range 1 West, EXCEPTING THEREFROM the following described parcel: Beginning at the Southeast Corner of the Southeast Quarter (SE/4) of Section Twenty-eight (28), Township Eleven (11) South, Range One (1) West of the Sixth P.M., thence North along the East property line of the Southeast Quarter (SE/4) of Section Twenty-eight (28), Township Eleven (11) South, Range One (1) West a distance of Eight Hundred (800) feet; thence West a distance of Six Hundred (600) feet; thence South and parallel to the East property line a distance of Eight Hundred (800) feet, thence East along the South property line of the Southeast Quarter (SE/4) of Section Twenty-eight (28), Township Eleven (11) South, Range One (1) West a distance of Six Hundred (600) feet to the point of beginning, containing 11.01 acres, more or less, all in Ottawa County, Kansas.

Leases in Ottawa County					
Timothy L. Neaderhiser, et ux	Chisholm Partners II, LLC	11/13/12	219	414	SW/4 of Section 27, East 40 acres of NW/4 of Section 34, S/2 SE/4 of Section 28, all in Township 11 South, Range 1 West, EXCEPTING THEREFROM the following described parcel: Beginning at the Southeast Corner of the Southeast Quarter (SE/4) of Section Twenty-eight (28), Township Eleven (11) South, Range One (1) West of the Sixth P.M., thence North along the East property line of the Southeast Quarter (SE/4) of Section Twenty-eight (28), Township Eleven (11) South, Range One (1) West a distance of Eight Hundred (800) feet; thence West a distance of Six Hundred (600) feet; thence South and parallel to the East property line a distance of Eight Hundred (800) feet, thence East along the South property line of the Southeast Quarter (SE/4) of Section Twenty-eight (28), Township Eleven (11) South, Range One (1) West a distance of Six Hundred (600) feet to the point of beginning, containing 11.01 acres, more or less, all in Ottawa County, Kansas.
Rosemary Mahoney Neaderhiser	Chisholm Partners II, LLC	11/15/12	219	419	SW/4 of Section 27, East 40 acres of the NW/4 of Section 34, S/2 SE/4 of section 28, all in Township 11 South, Range 1 West